Exhibit 10.1

SETTLEMENT AGREEMENT

This Settlement Agreement (the “Agreement”) is made and entered into the 28th day of December, 2005, by and among Integrated Tek Solutions, Inc. (“Integrated”), Michael Mindlin (collectively, with Integrated, the “Plaintiff”) (as defined in Section 2.2 of this Agreement), Computer Software Innovations, Inc. (“CSI”), Nancy Hedrick, Joe G. Black, Thomas P. Clinton, Beverly Hawkins, William J. Buchanan (collectively, with CSI, the “CSI Defendants”) (as defined in Section 2.3 of this Agreement), Alan Marrullier, The Geneva Companies, Inc. (“Geneva”) (collectively, with Marrullier, the “Geneva Defendants”) (as defined in Section 2.4 of this Agreement), Andrew Worden, Barron Partners, LP (“Barron”) (collectively, with Worden, the “Barron Defendants”) (as defined in Section 2.5 of this Agreement), Philip Seifert (collectively, with Liberty Capitol, LLC and Liberty Financial Company, LLC, the “Liberty Defendants”) (as defined in Section 2.6 of this Agreement), Liberty Capital, LLC (“Liberty”) (as defined in Section 2.6 of this Agreement), Ned Gelband, Lee Haskin, and the Capital Access Group, LLC (“Capital”) (collectively, with Gelband and Haskin, the “Capital Defendants”) (as defined in Section 2.7 of this Agreement).

1.	RECITALS

WHEREAS

1.1. CSI is a computer software and technology company with offices located in Easley, South Carolina.

1.2. In or about May 2004, Integrated and the CSI Defendants entered into a Letter of Intent setting forth the material terms of a transaction whereby Integrated would purchase all of the outstanding stock of CSI. In or about July 2004, Integrated and the CSI Defendants entered into a superseding Letter of Intent setting forth the material terms of the proposed transaction between Integrated and CSI. The Geneva Defendants served as financial and business advisors to the CSI Defendants in connection with the proposed transaction.

1.3. The Barron Defendants, Liberty Defendants and Capital Defendants were involved in the procurement of financing for the proposed transaction.

1.4. The proposed transaction was not completed.

1.5. On or about February 11, 2005, VerticalBuyer, Inc., a Delaware corporation announced that it had entered into an agreement to merge with Computer Software Innovations, Inc., a South Carolina corporation (“CSI - South Carolina”) and had changed its name to “Computer Software Innovations, Inc.” On February 15, 2005, CSI announced that it had consummated its merger with CSI - South Carolina and that Barron was an investor in the new public company.

1.6. On or about April 4, 2005, Integrated commenced an action against the CSI Defendants and Geneva Defendants in the New York Supreme Court, County of New York, (the “Court”) bearing Index No. 05/601186 (the “Action”), seeking monetary damages against the CSI Defendants and Geneva Defendants for various causes of action allegedly arising out of the failed proposed transaction between the CSI Defendants and Integrated.

1.7. On or about May 31, 2005, Integrated filed and served its Amended Verified Complaint (the “Amended Complaint”), by which it added the Barron Defendants, Seifert, Liberty, and Capital Defendants as additional parties to the Action. The Amended Complaint sought monetary damages against the various defendants under the following theories of relief: breach of contract, tortious interference with contractual relations, fraud, aiding and abetting a fraud, negligent misrepresentation and promissory estoppel.

1.8. On or about August 15, 2005, the CSI Defendants, Geneva Defendants, and Barron Defendants answered the Amended Complaint.

1.9. On or about August 15, 2005, the Liberty Defendants moved the Court for an order dismissing the causes of action asserted against them.

1.10. On or about October 27, 2005, the Barron Defendants cross-moved the Court for an order dismissing the causes of action asserted against them.

1.11. On or about October 28, 2005, the CSI Defendants and Geneva Defendants cross-moved the Court for an order dismissing the causes of action asserted against them.

1.12. On or about October 31, 2005, the Capital Defendants moved the Court for an order dismissing the causes of action asserted against them.

1.13. In order to avoid the expense and uncertainty of any further litigation, and without admission of any liability or wrongdoing, the parties hereto enter into this Agreement to resolve the disputes between them.

NOW, THEREFORE, in consideration of the terms, conditions and mutual promises set forth herein and intending to be legally bound hereby, Integrated, Mindlin, CSI, Hedrick, Black, Clinton, Hawkins, Buchanan, Marrullier, Geneva, Worden, Barron, Seifert, Gelband, Haskin and Capital agree as follows:

2.	ADDITIONAL DEFINITIONS

2.1. The Definitions contained herein shall only apply to this Agreement and any related documents, but shall not apply to any other agreement, nor shall they be used as evidence, except with respect to this Agreement and the meaning of any term used herein.

2.2. “Integrated” means Integrated Tek Solutions, Inc. and its members, agents, employees, officers, shareholders, directors, attorneys, representatives, predecessors, successors and assigns, including Yasup, LLC (“Yasup”), and “Plaintiff” means Integrated, Mindlin and their members, agents, employees, officers, shareholders, directors, attorneys, representatives, predecessors, affiliates, successors and assigns.

2.3. “CSI” means Computer Software Innovations, Inc., a Delaware corporation; and its agents, employees, officers, shareholders, directors, attorneys, representatives, predecessors (including CSI - South Carolina), successors and assigns, and “CSI Defendants” means CSI, Hedrick, Black, Clinton, Hawkins, Buchanan and their members, agents, employees, officers, shareholders, directors, attorneys, representatives, predecessors, affiliates, successors and assigns.

2.4. “Geneva” means The Geneva Companies, Inc. and its agents, employees, officers, shareholders, directors, attorneys, representatives, predecessors, successors and assigns, and “Geneva Defendants” means Geneva, Marrullier and their members, agents, employees, officers, directors, attorneys, representatives, predecessors, affiliates, successors and assigns.

2.5. “Barron” means Barron Partners, LP and its agents, employees, officers, shareholders, directors, attorneys, representatives, predecessors, successors and assigns, and “Barron Defendants” means Barron, Worden and their members, agents, employees, officers, directors, attorneys, representatives, predecessors, affiliates, successors and assigns.

2.6. “Liberty Defendants” means Seifert, Liberty Capitol, LLC, Liberty Financial Company, LLC and their members, agents, employees, officers, directors, attorneys, representatives, predecessors, affiliates, successors and assigns. To the knowledge of the Liberty Defendants, Liberty, though a named defendant in the Action, does not exist and, in any event, in no way is affiliated with the Liberty Defendants.

2.7. “Capital” means Capital Access Group, LLC and its agents, employees, officers, shareholders, directors, attorneys, representatives, predecessors, successors and assigns, and “Capital Defendants” means Capital, Gelband, Haskin and their members, agents, employees, officers, directors, attorneys, representatives, predecessors, affiliates, successors and assigns.

2.8. “Defendants” means the CSI Defendants, Geneva Defendants, Barron Defendants, Liberty Defendants, Liberty and Capital Defendants.

2.9. “Parties” means, collectively, Plaintiff and Defendants; “Party” means, individually, any Plaintiff or Defendant.

3.	SETTLEMENT OBLIGATIONS OF THE PARTIES

3.1. Within one (1) business day of the execution of this Agreement by all Parties, the Parties will deliver and/or exchange the following:

(a) a Stipulation of Discontinuance, in the form annexed hereto as Exhibit A, discontinuing with prejudice any and all claims, crossclaims and counterclaims in the Action, without costs, disbursements or attorneys’ fees to any party as against another, such Stipulation of Discontinuance to be executed by counsel for the respective parties in the Action; and

(b) Integrated shall receive on behalf of Defendants, a check payable to “Stavis & Kornfeld, LLP, as attorneys” in the amount of Six Hundred Thousand Dollars ($600,000.00).

4.	MUTUAL RELEASES OF AND BY PLAINTIFFS AND OF, BY AND AMONG DEFENDANTS

4.1 Except with respect to obligations arising under this Agreement, each Party, collectively, individually and for any person or entity claiming by or through any of them, including without limitation each of their respective past, present and future parent companies, subsidiaries, affiliates, divisions, partners, real or alleged alter egos, and each of their respective agents, employees, directors, principals, officers, owners, shareholders, partners, investors, successors, heirs and assigns, hereby releases and forever discharges each and every other Party, including without limitation to each of their respective past, present and future parent companies, subsidiaries, affiliates, divisions, partners, real or alleged alter egos, and each of their respective agents, employees, directors, principals, officers, owners, shareholders, partners, investors, insurers and re-insurers, successors, heirs and assigns, of and from any claim, obligation, right, cause of action or liability, whether direct or indirect, known or unknown, foreseen or unforeseen, existing or hereafter arising, or acquired based in whole or in part on any act, omission, transaction or occurrence from the beginning of time through the date of this Agreement related, directly or indirectly, to the subject matter of the Action. Notwithstanding the immediately preceding sentence, as between any of the CSI Defendants and any other CSI Defendant, the foregoing discharge and release shall relate solely to the Action and to any CSI shareholder derivative claim threatened or brought primarily related to this Agreement and shall not affect any claims relating to any subsequent lawsuit or proceeding.

4.2 Each Party hereto specifically acknowledges that it may be releasing another Party from unknown claims and, in that connection, is assuming the risk that such claim(s) may exist but it will not be permitted to prosecute them. In the event that, after the execution of this Agreement, any claims arise in connection with the subject matter of the Action, the foregoing release among and between the Parties shall automatically and immediately be deemed applicable and such claims shall be considered to have been released, including without limitation to all claims concerning each Party’s respective past, present and future parent companies, subsidiaries, affiliates, divisions, partners, real or alleged alter egos, and each of their respective agents, affiliates, employees, directors, principals, officers, owners, shareholders, partners, investors, insurers and re-insurers, successors, heirs and assigns, of and from any claim, obligation, right, cause of action or liability, whether direct or indirect, known or unknown, foreseen or unforeseen, existing or hereafter arising.

5.	INDEMNIFICATION/HOLD HARMLESS

5.1. Each Party to this Agreement agrees to defend, indemnify and/or hold harmless the others from any and all damages, costs and expenses, including but not limited to attorneys’ fees such Party incurs as a result of any breach of the indemnifying Party’s obligations, representations and warranties set forth in this Agreement.

5.2. Integrated and Mindlin further acknowledge and agree that they shall be solely responsible for, and indemnify Defendants against, any and all future claims asserted against any of the Defendants arising out of the transactions and occurrences which formed the basis for the Action, including any future claims asserted by Yasup, or any other party.

6.	DISPUTE RESOLUTION IN THE EVENT OF DISPUTES ARISING OUT OF THIS AGREEMENT

6.1. This Agreement shall be governed by, and construed, interpreted and enforced in accordance with, the internal laws of the State of New York, applied without regard to New York’s conflicts of law principles. Any action or proceeding relating to this Agreement shall be brought in the Supreme Court of the State of New York, County of New York, and the Parties each consent to the jurisdiction of that Court and agree that venue is proper in that Court. The Parties further waive their right to trial by jury in that Court.

6.2. In the alternative, the Parties, upon mutual agreement, may submit any dispute arising out of the Agreement to binding arbitration before the American Arbitration Association. However, such a demand for arbitration shall not be made after the date when institution of legal or equitable proceedings based on such dispute would be barred by the applicable statute of limitations. Unless the parties to the arbitration mutually agree otherwise, any arbitration pursuant to this paragraph shall be conducted in accordance with the Commercial Arbitration Rules and Mediation Procedures of the American Arbitration Association then currently in effect. Any determination rendered by the arbitrator shall be final.

7.	REPRESENTATIONS AND WARRANTIES

7.1. The Parties hereto each represent and warrant, to the extent applicable, as follows:

(a) that each is fully authorized to enter into this Agreement;

(b) that each is an entity duly organized, validly existing and in good standing under the laws of the state of its formation;

(c) that each has taken all necessary internal legal actions to duly approve the making and performance of this Agreement and that no further corporate or other internal approval is necessary;

(d) that the making and performance of this Agreement will not violate any provision of law or of its organizational documents;

(e) that each has read this entire Agreement and understands the contents hereof, that the terms hereof are contractual and not merely recitals, and has signed this Agreement of his/her/its own free act; and

(f) that in making this Agreement, each is competent, has reached the age of maturity and has obtained the advice of legal counsel.

8.	MISCELLANEOUS

8.1. This Agreement is intended to confer rights and benefits only upon the Parties hereto, and not upon any other person or entity, and no other person or entity shall have any legally enforceable right arising out of or relating to this Agreement. Any right to assert a breach of this Agreement is reserved to the Parties to this Agreement.

8.2. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors, assigns, affiliates, subsidiaries, agents, executors and legal representatives.

8.3. This Agreement reflects the joint drafting efforts of all Parties to this Agreement and any ambiguities in this Agreement shall not be construed against any party hereto.

8.4. This Agreement constitutes the entire agreement between the Parties hereto. Except as explicitly set forth in this Agreement, there are no representations, warranties or inducements, whether oral or written, express or implied, that in any way affect or condition the validity of this Agreement or any of the conditions or terms of this Agreement.

8.5. This Agreement may not be amended, revoked or modified in whole or in part except by a writing executed by each of the parties hereto.

8.6. Each party to this Agreement shall execute and deliver to any other party or parties hereto all instruments and do such further acts and things as the other party or parties may reasonably request which are necessary to effectuate the purposes of this Agreement.

8.7. The failure of a party to object to one or more breaches or violations of this Agreement shall not constitute a waiver or limitation upon the right of such party to object to any other breach or violation of this Agreement.

8.8. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

8.9. Each party hereto shall pay its own fees and expenses in connection with this Agreement, however, in the event any dispute or action between the Parties arises out of this Agreement, including, but not limited to, any litigation or arbitration proceedings, bankruptcy proceedings and appellate proceedings (and efforts to enforce the judgment, award of other disposition of any of the same), the prevailing party(ies) to such a dispute shall be entitled to have and recover from the non-prevailing party(ies) all fees, costs and expenses incurred in connection with such dispute, including reasonable attorneys’ fees.

8.10. If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

8.11. This Agreement may be executed by manual signatures or by facsimile signatures and, for purposes of this Agreement, signatures transmitted via facsimile shall be deemed originals. This Agreement may also be executed in one or more counterparts, each of which shall be an original, and all of which together shall constitute one Agreement.

8.12. The undersigned represent and warrant that they have read this Agreement and understand its contents and are executing it freely and voluntarily with an intent to be bound by its terms.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first set forth above.

[SIGNATURES ON FOLLOWING PAGES]

INTEGRATED TEK SOLUTIONS, INC.

By:	/s/ MICHAEL MINDLIN
Name:	Michael Mindlin
Title:	President

STATE OF NEVADA	)
SS.:
COUNTY OF CLARK	)

On the 20 day of December, 2005, before me, the undersigned, personally appeared Michael Mindlin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and by his/her signature on the instrument, the individual, person or entity upon behalf of which the individual acted, executed the instrument.

/s/ LUCINDA BROWNING
Notary Public

/s/ MICHAEL MINDLIN
MICHAEL MINDLIN

STATE OF NEVADA	)
SS.:
COUNTY OF CLARK	)

On the 20 day of December, 2005, before me, the undersigned, personally appeared Michael Mindlin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and by his/her signature on the instrument, the individual, person or entity upon behalf of which the individual acted, executed the instrument.

/s/ LUCINDA BROWNING
Notary Public

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ NANCY K. HEDRICK
Name:	Nancy K. Hedrick
Title:	President/CDO

STATE OF NORTH CAROLINA	)
SS.:
COUNTY OF HENDERSON	)

On the 20 day of December, 2005, before me, the undersigned, personally appeared Nancy Hedrick, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and by his/her signature on the instrument, the individual, person or entity upon behalf of which the individual acted, executed the instrument.

/s/ PAULA A. GRIFF
Notary Public

/s/ NANCY K. HEDRICK
NANCY HEDRICK

STATE OF NORTH CAROLINA	)
SS.:
COUNTY OF HENDERSON	)

On the 20 day of December, 2005, before me, the undersigned, personally appeared Nancy Hedrick, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and by his/her signature on the instrument, the individual, person or entity upon behalf of which the individual acted, executed the instrument.

/s/ PAULA A. GRIFF
Notary Public

/s/ JOE G. BLACK
JOE G. BLACK

STATE OF SC	)
SS.:
COUNTY OF PICKENS	)

On the 19 day of December, 2005, before me, the undersigned, personally appeared Joe G. Black, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and by his/her signature on the instrument, the individual, person or entity upon behalf of which the individual acted, executed the instrument.

/s/ SUZANNE C. BURNS
Notary Public

/s/ THOMAS P. CLINTON
THOMAS P. CLINTON

STATE OF NORTH CAROLINA	)
SS.:
COUNTY OF HENDERSON	)

On the 20 day of December, 2005, before me, the undersigned, personally appeared Thomas P. Clinton, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and by his/her signature on the instrument, the individual, person or entity upon behalf of which the individual acted, executed the instrument.

/s/ PAULA A. GRIFF
Notary Public

/s/ BEVERLY N. HAWKINS
BEVERLY HAWKINS

STATE OF N.C.	)
SS.:
COUNTY OF HENDERSON	)

On the 19 day of December, 2005, before me, the undersigned, personally appeared Beverly Hawkins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and by his/her signature on the instrument, the individual, person or entity upon behalf of which the individual acted, executed the instrument.

/s/ PAULA A. GRIFF
Notary Public

/s/ WILLIAM J. BUCHANAN
WILLIAM J. BUCHANAN

STATE OF SOUTH CAROLINA	)
SS.:
COUNTY OF ANDERSON	)

On the 16 day of December, 2005, before me, the undersigned, personally appeared William J. Buchanan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and by his/her signature on the instrument, the individual, person or entity upon behalf of which the individual acted, executed the instrument.

/s/ AMY CRAH WHITNEY
Notary Public

THE GENEVA COMPANIES, INC.

By:	/s/ ALAN MARRULLIER
Name:	Alan Marrullier
Title:	Managing Director

STATE OF FLORIDA	)
SS.:
COUNTY OF PINELLAS	)

On the 23 day of December, 2005, before me, the undersigned, personally appeared Allan Marrullier, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and by his/her signature on the instrument, the individual, person or entity upon behalf of which the individual acted, executed the instrument.

/s/ AMANDA BOSTROM
Notary Public

/s/ ALAN MARRULLIER
ALAN MARRULLIER

STATE OF FLORIDA	)
SS.:
COUNTY OF PINELLAS	)

On the 23 day of December, 2005, before me, the undersigned, personally appeared Alan Marrullier, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and by his/her signature on the instrument, the individual, person or entity upon behalf of which the individual acted, executed the instrument.

/s/ AMANDA BOSTROM
Notary Public

BARRON PARTNERS LP

By:	/s/ ANDREW BARRON WORDEN
Name:	Andrew Barron Worden
Title:

STATE OF	)
SS.:
COUNTY OF	)

On the      day of December, 2005, before me, the undersigned, personally appeared                                          , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and by his/her signature on the instrument, the individual, person or entity upon behalf of which the individual acted, executed the instrument.

Notary Public

/s/ ANDREW WORDEN
ANDREW WORDEN

STATE OF	)
SS.:
COUNTY OF	)

On the      day of December, 2005, before me, the undersigned, personally appeared                                          , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and by his/her signature on the instrument, the individual, person or entity upon behalf of which the individual acted, executed the instrument.

Notary Public

/s/ PHILIP SEIFERT
PHILIP SEIFERT

STATE OF VIRGINIA	)
SS.:
COUNTY OF FAIRFAX	)

On the 22 day of December, 2005, before me, the undersigned, personally appeared M. Elizabeth Camp, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and by his/her signature on the instrument, the individual, person or entity upon behalf of which the individual acted, executed the instrument.

/s/ M. ELIZABETH CAMP
Notary Public

CAPITAL ACCESS GROUP LLC

By:	/s/ NED GELBAND
Name:	Ned Gelband
Title:	Managing Partner

STATE OF NY	)
SS.:
COUNTY OF NY	)

On the 28th day of December, 2005, before me, the undersigned, personally appeared Ned Gelband, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and by his/her signature on the instrument, the individual, person or entity upon behalf of which the individual acted, executed the instrument.

/s/ DIANE RUBIN
Notary Public

/s/ NED GELBAND
NED GELBAND

STATE OF NY	)
SS.:
COUNTY OF NY	)

On the 21st day of December, 2005, before me, the undersigned, personally appeared Ned Gelband, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and by his/her signature on the instrument, the individual, person or entity upon behalf of which the individual acted, executed the instrument.

/s/ DIANE RUBIN
Notary Public

/s/ LEE HASKIN
LEE HASKIN

STATE OF FLORIDA	)
SS.:
COUNTY OF PALM BEACH	)

On the 20th day of December, 2005, before me, the undersigned, personally appeared Lee Haskin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and by his/her signature on the instrument, the individual, person or entity upon behalf of which the individual acted, executed the instrument.

/s/ MARGUERITE D. LOBIG
Notary Public